PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                           STRONG HERITAGE MONEY FUND
                            STRONG MONEY MARKET FUND
                       STRONG MUNICIPAL MONEY MARKET FUND
                            STRONG STEP 1 MONEY FUND
                             STRONG ADVANTAGE FUND
                        STRONG MUNICIPAL ADVANTAGE FUND

                Supplement to the Prospectus dated July 1, 1998


STRONG HERITAGE MONEY FUND

The Strong Heritage Money Fund (the "Fund") now offers the following purchase and redemption features. While these features are primarily designed for institutional investors that conduct fund transactions through the federal wire system, any shareholder with an account balance of at least $5 million may use these features. The Fund may modify, terminate, or suspend these features at any time.

SAME-DAY DIVIDEND. Shareholders of the Fund with account balances of $5 million or greater who have completed the appropriate documentation will receive a dividend on the day of a purchase transaction (a "Same-Day Dividend") if the transaction is conducted in accordance with the following procedures. Shareholders who have an account balance of less than $5 million but whose purchase transaction would increase the account balance to $5 million or greater may also receive a Same-Day Dividend.

To receive a Same-Day Dividend, you must place an irrevocable purchase order by calling 1-800-733-2274 before 9:00 a.m. Central Time ("CT"). Payment by federal funds must be received by Firstar Bank Milwaukee, N.A., the Fund's agent, by 2:30 p.m. CT that day. Any failure to deliver payment by such deadline may result in cancellation of the order or liability for the resulting interest expense. Payment for the purchase must be wired as follows:

     Firstar Bank Milwaukee, N.A.
     777 East Wisconsin Avenue
     Milwaukee, WI 53202
     ABA routing number:  075000022
     Account number:  112737-090
     For further credit to:  (insert your account number and registration)

SAME-DAY WIRE. Shareholders of the Fund with account balances of at least $5 million who have completed the appropriate documentation will receive a redemption wire on the day of a redemption transaction (a "Same-Day Wire") if the redemption order is placed by calling 1-800-733-2274 by 9:00 a.m. CT. Dividends will not be earned on the day of redemption on amounts redeemed with a same-day wire. If you redeem all shares in an account, dividends credited to the account since the beginning of the month up to the day of redemption will be paid the day after redemption proceeds are paid.

STRONG STEP 1 MONEY FUND

NAME CHANGE. On July 24, 1998, the Board of Directors of the Strong Step 1 Money Fund changed the name of the Fund to the Strong Investors Money Fund (the "Money Fund").

EXTENSION OF FEE WAIVER. Strong Capital Management, Inc., the Money Fund's investment advisor (the "Advisor"), has also agreed to extend its voluntarily waiver of the Advisor's management fees and absorption of the Money Fund's operating expenses through January 1, 1999.


           The date of this Prospectus Supplement is August 3, 1998.

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